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                                                                 Exhibit 10.80

                             SUBSCRIPTION AGREEMENT

                                    RECITALS

      A. Leslie B. Otten, an individual with a mailing address of P.O. Box 450, Bethel, Maine, 04217, is the sole shareholder of the following five Maine corporations: Sunday River Skiway Corporation, Sunday River, Ltd., Perfect Turn, Inc., L.B.O. Holding, Inc., Sunday River Transportation, Inc. and the following three Vermont corporations: Sugarbush Resort Holdings, Inc., Sugarbush Leasing Company, Sugarbush Restaurants, Inc. (collectively, the "Corporations").

      B. Leslie B. Otten now wishes to convey all his shares in the Corporations to the American Skiing Company, a Maine Corporation (the "Company") in exchange for shares of the Company.

      NOW THEREFORE, Leslie B. Otten hereby agrees to transfer to the Company all shares now owned by him in the Corporations.

      In consideration thereof, the Company agrees to issue to Leslie B. Otten, and Leslie B. Otten hereby subscribes for, 938,168 shares of common stock of the Company.

      To ensure the transfer of stock from Leslie B. Otten to the Company is not treated as a taxable event, as such is allowed under Section 351 of the Internal Revenue Code, Leslie B. Otten hereby makes the representations set forth on Exhibit A attached hereto.

      The closing date for the transfer and exchange of stock contemplated herein shall be on or before June 28, 1996.

      This agreement shall be governed and interpreted in accordance with the laws of the State of Maine.

      IN WITNESS WHEREOF, this Subscription Agreement was duly executed on this 27 day of June, 1996.



/s/ Christopher E. Howard              /s/ Leslie B. Otten
-----------------------------          -----------------------------------
Witness                                Leslie B. Otten


/s/ Christopher E. Howard              THE AMERICAN SKIING COMPANY
-----------------------------          -----------------------------------
Witness


                                       By: /s/ Leslie B. Otten
                                           -------------------------------
                                           Leslie B. Otten
                                           President